UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                               SEPTEMBER 22, 2004

                          ----------------------------


                                SUNNINGDALE, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
         (State or other Jurisdiction of Incorporation or Organization)


                  1-9431                              94-3012230
        (Commission File Number)           (IRS Employer Identification No.)

                       936A BEACHLAND BOULEVARD, SUITE 13
                              VERO BEACH, FL 32963
              (Address of Principal Executive Offices and zip code)

                                 (772) 231-7544
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECTION 1 - REGISTRANTS' BUSINESS AND OPERATIONS

         ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 22, 2004, Sunningdale, Inc., a Delaware corporation ("Company") entered into a Share Exchange Agreement ("Exchange Agreement") with Advanced Aluminium Group Limited ("AAG"), the stockholders of AAG, and Keating Reverse Merger Fund, LLC ("KRM Fund"). Under the Exchange Agreement, the Company will, at closing, acquire all of the outstanding capital stock of AAG in exchange for the Company's issuance to the AAG stockholders of 2,295,000 shares of the Company's common stock. The issuance of the Company's shares of common stock to AAG's stockholders is intended to be exempt from registration under the Securities Act of 1933, as amended ("Securities Act") pursuant to Section 4(2) thereof.

         Currently, the Company has 255,000 shares of its common stock outstanding. Accordingly, immediately following the closing, AAG stockholders will own 90% of the issued and outstanding shares of the Company's common stock, and the existing stockholders of the Company will own 10% of the issued and outstanding shares of the Company's common stock.

         Effective as of the closing of the Exchange Agreement, and subject to applicable regulatory requirements, the existing officers and directors of the Company will resign, and the newly-appointed board of directors of the Company will consist of two members of AAG current executive management, Nicholas A. Shrager and Charles K. Howe ("AAG Management"), two members to be designated by AAG Management, and one member to be designated by KRM Fund ("KRM Designate"). The AAG stockholders have also agreed to vote their shares of the Company's common stock to elect KRM Designate to the Company's board for a period of one year following the closing.

            At or prior to the closing, the Company will also enter into a certain financial advisory agreement with Keating Securities, LLC ("Keating Securities"), a registered broker-dealer, under which Keating Securities will be compensated by the Company for its advisory services rendered to the Company in connection with these transaction. The transaction advisory fee will be $150,000, with the payment thereof being subject to the closing of the transactions contemplated under the Exchange Agreement. The financial advisory agreement also appoints Keating Securities as the Company's exclusive placement agent for private and public offerings of the Company's securities during the one year period following the closing.

         The Company's completion of the transactions contemplated under the Exchange Agreement are subject to the satisfaction of certain contingencies including, without limitation, AAG's delivery of audited and proforma financial information acceptable to the Company, and compliance with regulatory requirements. The directors of the Company have approved the Exchange Agreement and the transactions contemplated thereunder. The directors and stockholders of AAG have approved the Exchange Agreement and the transactions contemplated thereunder. The parties expect the closing of the transactions under the Exchange Agreement to occur on or about October 15, 2004.

         The Company is currently a public "shell" company with nominal assets whose sole business has been to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which the Company would acquire a target company with an operating business with the intent of continuing the acquired company's business as a publicly held entity.

         AAG is a diversified producer of aluminium extrusions and manufactured parts located in the United Kingdom. Formed in October 2003, AAG brought together several well-established companies in order to provide complete one-stop aluminium extrusion services. AAG operates through the following wholly owned subsidiaries:

         Seco Aluminium Limited. Since 1965, Seco Aluminium Limited ("Seco") has been a leading provider of aluminium extrusion design and production services and specializes in meeting just-in-time delivery schedules. Seco provides complete supply-chain management including component design, fabrication, warehousing and delivery. Seco currently has about 130 employees. AAG acquired Seco in October 2003.

         WHJ Fagg and Son. WHJ Fagg and Son ("Fagg"), formed in 1965, provides precision engineering, tool making and volume production of machined aluminium components primarily for the automotive industry. Fagg currently has about 60 employees. AAG acquired Fagg in January 2004.

         Extrusions Direct. Extrusions Direct, a division of Seco, specializes in extrusion design, aluminium forming and machining, and aluminium welding and provides complete product manufacturing, assembly, warehousing and delivery.

         Climatix. Climatix specializes in the architectural design and manufacturing of heating and ventilating air conditioning systems.

         Aluminium is a high strength, lightweight, corrosive resistant, structural material that continues to replace steel, wood and other traditional materials due to its design versatility, low cost tooling and recycling ability. Aluminium extrusions are used by AAG's customers in a variety of products and industries including aerospace, automotive, hospitals, railway coaches and architectural applications (doors, windows and conservatories).

         AAG's companies are ISO accredited and its facilities are located in Essex, United Kingdom. It is presently negotiating for the purchase of a new factory in the Czech Republic in order to supply new and existing clients whose manufacturing facilities are located in the Czech Republic and southern Poland.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of business acquired.

              None

         (b) Pro forma financial information.

              None

         (c) Exhibits.

                  2.1 Share Exchange Agreement by and between Sunningdale, Inc., Keating Reverse Merger Fund, LLC, Advanced Aluminium Group Limited, and the stockholders of Advanced Aluminium Group Limited dated September 22, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Sunningdale, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUNNINGDALE, INC.


Date:  September 22, 2004               By:
                                           -----------------------------------
                                           Kevin R. Keating, President and
                                           Sole Director